UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 1, 2006

Nature’s Sunshine Products, Inc.
(Exact Name of Registrant as Specified in its Charter)

Utah	0-8707	87-0327982
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

75 East 1700 South
Provo, Utah		84606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code:
(801) 342-4300

N/A
(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐              Written  communications  pursuant to Rule 425 under the  Securities Act (17 CFR 230.425)

☐              Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement  communications  pursuant to Rule  13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01  Other Events.

On August 1, 2006, Nature’s Sunshine Products, Inc. (the “Company”) issued a press release, entitled “Nature’s Sunshine Declares Quarterly Cash Dividend,” announcing a quarterly cash dividend of five cents per share of common stock, payable on August 29, 2006.  A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

99.1  Press Release, entitled “Nature’s Sunshine Declares Quarterly Cash Dividend,” issued by Nature’s Sunshine Products, Inc. dated  August 1, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nature’s Sunshine Products, Inc.

Dated: August 3, 2006	By	/s/ Stephen M. Bunker
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Press release, entitled “Nature’s Sunshine Declares Quarterly Cash Dividend” issued by Nature’s Sunshine Products, Inc., dated August 1, 2006